Exhibit 32.2

BOL BANCSHARES, INC.

       CERTIFICATION OF PERIODIC REPORT
       Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
       18 U.S.C. Section 1350

	The undersigned hereby certifies that (i) the foregoing Annual Report on Form 10-KSB filed by BOL Bancshares, Inc. (the 'Registrant') for the year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




					/s/ Peggy L. Schaefer
April 10, 2007                Peggy L. Schaefer
Date	                        Treasurer
                              (in her capacity as Chief Accounting
                               Officer of the Registrant)